UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES

EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 19, 2012

NORTHWEST PIPE COMPANY

(Exact name of registrant as specified in its charter)

OREGON	0-27140	93-0557988
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5721 SE Columbia Way, Suite 200

Vancouver, WA 98661

(360) 397-6250

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	OTHER EVENTS.

A settlement has been reached in the litigation captioned In re Northwest Pipe Company Derivative Litigation, Lead Case No. C10-5129 RBL, that is pending in the United States District Court in Tacoma, Washington. The settlement remains subject to final approval by the Court. Pursuant to the terms of the settlement, a Notice of Pendency and Proposed Settlement of Shareholder Derivative Actions (“Notice”) has been prepared by the parties, and a copy of the Notice is attached hereto as Exhibit 99.1. The Notice, as well as the Stipulation of Settlement, can also be accessed on the Company’s website (www.nwpipe.com/Investor_Relations/Notice_to_shareholders_regarding_securities_litiga/) and on the website of Lead Plaintiffs’ Counsel (www.robbinsumeda.com/notices.html).

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

The following exhibits are filed as part of this report:

99.1	Notice of Pendency and Proposed Settlement of Shareholder Derivative Actions

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on January 10, 2013.

NORTHWEST PIPE COMPANY
(Registrant)

By	/s/ ROBIN GANTT
Robin Gantt,
Vice President and Chief Financial Officer